                              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                      FOR THE TWELVE MONTHS ENDED APRIL 30, 1997 (SUPERIOR) AND MARCH 31, 1997 (COZ)



                                                       Pro forma         Historical         Pro Forma
                                                     Superior (1)            COZ           Adjustments          Pro Forma
                                                   ----------------- ------------------ -----------------     --------------
                                                                            (Dollars in Thousands)
Net Sales.........................................    $  463,840          $  85,462           $       -       $  549,302
Cost of goods sold................................       384,271             71,053                 134   (a)    455,458
                                                         -------             ------              ------          -------


   Gross Profit...................................        79,569             14,409                (134)          93,844
Selling, general and administrative...............        17,166              7,950                (715   (b)     24,401
Amortization of goodwill..........................         1,726                  -                   -            1,726
                                                         -------             ------              ------          -------
   Operating income (loss)........................        60,677              6,459                 581           67,717
Interest income...................................             -                157                   -              157
Interest (expense)................................       (12,869)            (1,955)             (1,563)  (c)    (16,387)
Preferred stock dividends of subsidiary...........          (319)                 -                   -             (319)
Other income (expense), net.......................           (24)             6,069                   -            6,045
                                                         -------             ------              ------          -------
   Income (loss) from operations before income taxes      47,465
       and minority interest in earnings of
       subsidiaries                                                          10,730                (981)          57,214
Provision for income taxes........................       (18,989)            (1,101)             (2,223)         (22,313)
                                                         -------             ------              ------          -------

   Income before minority interest in earnings of
       subsidiaries...............................        28,476              9,629              (3,204)          34,901
Minority interest in earnings of subsidiaries.....             -               (102)             (3,630)          (3,732)
                                                         -------             ------              ------          -------
   Income (loss) attributable to common stock.....        28,476              9,527              (6,834)          31,169
                                                         =======             ======              ======          =======

Income (loss) per diluted share of common stock...       $  1.75                                              $     1.91
                                                         -------                                              ----------
Diluted shares outstanding........................    16,293,370                                              16,293,370
                                                      ----------                                              ----------


     (1) Derived from Superior's Consolidated Financial Statements as adjusted to reflect the impact of the Reorganization and Offering on October 2, 1996 and October 17, 1996, respectively, as if such Reorganization and Offering occurred as of May 1, 1996; see note 1 to the Consolidated Financial Statements of Superior as well as the Combined Unaudited Pro Forma Operating Data included in
Item 7 of Superior's April 30, 1997 Annual Report on Form 10-K.



                              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                     FOR THE NINE MONTHS ENDED JANUARY 31, 1998 (SUPERIOR) AND DECEMBER 31, 1997 (COZ)



                                                      Historical         Historical         Pro Forma
                                                       Superior              COZ           Adjustments                Pro Forma
                                                      ----------         ----------        -----------                ----------
                                                                            (Dollars in Thousands)
Net Sales.........................................     $  384,106         $    64,402        $        -              $   448,508
Cost of goods sold................................        312,742              53,313              (100)   (a)           366,155
                                                       ----------         -----------        -----------              -----------

   Gross Profit...................................         71,364              11,089              (100)                  82,353
Selling, general and administrative...............         16,422               6,360              (536)   (b)            22,246
Restructuring charge..............................              -                                                              -
Amortization of goodwill..........................          1,288                   -               -                      1,288
                                                       ----------         -----------        -----------              -----------
   Operating income (loss)........................         53,654               4,729               436                   58,819
Interest income...................................             83                 388                 -                      471
Interest (expense)................................         (6,387)             (1,971)           (1,172)   (c)            (9,530)
Other income (expense), net.......................             66                 (31)              -                         35
                                                       -----------        ------------       ------------             -----------
   Income (loss) from operations before income taxes
       and minority interest in earnings of
       subsidiaries                                        47,416               3,115              (736)                  49,795
Provision for income taxes........................        (18,746)             (1,235)              258    (d)           (19,723)
                                                       -----------        ------------       ------------             -----------
   Income before minority interest in earnings of
       subsidiaries...............................         28,670               1,880              (478)                  30,072
Minority interest in earnings of subsidiaries.....              -                (621)             (780)                  (1,401)
                                                       -----------        ------------       ------------             -----------
   Income (loss) attributable to common stock.....         28,670               1,259            (1,258)                  28,671
                                                       ===========        ============       ============             ===========
Income (loss) per diluted share of common stock...     $     1.72                                                    $      1.72
                                                       -----------                                                    -----------
Diluted shares outstanding........................     16,661,000                                                     16,661,000
                                                       -----------                                                    -----------





                                        UNAUDITED CONDENSED COMBINED BALANCE SHEET
                            AS OF JANUARY 31, 1998 (SUPERIOR) AND AS OF DECEMBER 31, 1997 (COZ)


         ASSETS
                                                          Historical       Historical        Pro Forma
                                                           Superior            COZ          Adjustments               Pro Forma
                                                         -----------       -----------      -----------              -----------
Current assets:                                                               (Dollars in Thousands)
   Cash and cash equivalents .....................      $    1,879         $     130                                 $    2,009
   Marketable securities .........................               -             2,072                                      2,072
   Accounts receivable, net ......................          45,336            25,107                                     70,443
   Inventories, net ..............................          45,919            15,438                                     61,357
   Prepaid expenses, deposits, other .............           4,918                 -                                      4,918
                                                        ----------         ---------                                 -----------

       Total current assets ......................          98,052            42,747                                    140,799

   Property, plant and equipment .................          76,519            32,006           7,612   (e)              116,137

   Goodwill, net .................................          44,788                 -                                     44,788

   Other assets ..................................           3,965             7,491                                     11,456
                                                        ----------         ---------        --------                 -----------


         Total assets ............................      $  223,324         $  82,244        $  7,612                     313,180
                                                        ==========         =========        ========                 ===========




         LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

   Current portion of long-term debt .............      $      129         $   7,411                                 $    7,540
   Accounts payable ..............................          37,375            17,014                                     54,389
   Accrued expenses ..............................          16,334             4,333           2,100   (e)               22,767
                                                        ----------         ---------         ---------               -----------

       Total current liabilities .................      $   53,838         $  28,758           2,100                     84,696

   Long-term debt, less current portion ..........          86,069            10,233          24,049   (e)              120,351

   Other long term obligations ...................          12,490             6,852                                     19,342

   Minority interest in subsidiaries .............               -                53          17,811   (e)               17,864

   Stockholders' equity ..........................          70,927            36,348         (36,348)  (e)               70,927
                                                        ----------         ---------        ---------                -----------

         Total liabilities and stockholders' equity      $ 223,324         $  82,244           7,612                    313,180
                                                         ==========         =========        ========                ===========



Notes to Unaudited Pro Forma Condensed Combined Financial Statements - Superior Telecom Inc.

     (a) Reflects the changes to historical depreciation and amortization resulting from the allocation of the COZ purchase price to property, plant and equipment.

     (b) Reflects the elimination of management fee allocated to COZ by former parent company.

     (c) Reflects the adjustment to interest expense resulting from debt incurred as a result of the acquisition.

     (d) Reflects the adjustment to income tax expense resulting from the transaction.

     (e) The following reflects the preliminary allocation of the purchase price to the net assets of COZ based upon estimated fair values of such assets:

                                                                 Amount
                                                                 ------
                                                             (in millions)
Estimated acquisition cost, including expenses                    24,049
Less:  Historical book values of net assets at
         January 31, 1998                                        (36,348)
Write-up of property, plant and equipment                         (7,612)
Accrual of expenses                                                2,100
Minority interest in subsidiaries                                 17,811
                                                                 --------



